UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2022

Boon Industries, Inc.
(Exact name of registrant as specified in charter)

Oklahoma	000-56325	84-5079920
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

568 N. Greco Court, San Jacinto, California	92582
(Address of principal executive offices)	(zip code)

13340 Grass Valley Ave, Unit D, Grass Valley, California	95945
(former name or former address, if changed since last report)

Registrant’s telephone number, including area code: (909) 435-1642

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 2 to Current Report on Form 8-K amends the Current Report on Form 8-K/A filed by Boon Industries, Inc. on October 24, 2022.

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Item 3.02 Unregistered Sales of Equity Securities.

On October 1, 2022, Boon Industries, Inc. (the “Company”), entered into a Share Exchange Agreement, with Cal Care Grp, Inc. (“Cal Care”), and William Reed, as the sole shareholder of Cal Care (the “Share Agreement”). Cal Care Grp, Inc. is a licensed delivery and distribution company with locations in Southern and Northern California.

The Share Agreement provided for the acquisition by the Company of all of the outstanding shares of Cal Care from Mr. Reed, who is also the Company’s Chairman and Chief Executive Officer, in consideration of the issuance to Mr. Reed of 500,000 shares of the Company’s Series A Preferred Stock (the “Shares”).

Although the Share Agreement provided for a closing on the same date the Share Agreement was entered into, the Shares were not delivered to Mr. Reed until April 5, 2023. Accordingly, the Board of Directors of the Company has concluded that the closing of the transactions under the Share Agreement was not effective until April 5, 2023.

Item 9.01. Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired.

The required financial information will be filed in an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this report on Form 8-K must be filed.

(d)       Exhibits.

Exhibit 10.1	Share Exchange Agreement, dated October 1, 2022, among Cal Care Grp, Inc., William Reed, and Boon Industries, Inc. (previously filed)

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Boon Industries, Inc.

Date: April 11, 2023

By:	/s/ William J. Reed
Name: William J. Reed
Title: Chief Executive Officer